LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Small Cap Portfolio

Lazard Retirement International Small Cap Portfolio

Lazard Retirement Emerging Markets Portfolio

Supplement to Prospectus dated May 1, 2007

The Board of Directors of Lazard Retirement Series, Inc. has approved a change in the policy of Lazard Retirement Small Cap Portfolio (the "Portfolio") with respect to the investment of 80% of its assets, effective May 1, 2008. Effective as of that date, the Portfolio, under normal circumstances, will invest at least 80% of its assets in equity securities of small cap U.S. companies, and the Portfolio's name will change to "Lazard Retirement U.S. Small Cap Equity Portfolio." The Portfolio's current policy is to invest, under normal circumstances, at least 80% of its assets in equity securities of small cap companies.

In addition, also effective May 1, 2008, the names of Lazard Retirement International Small Cap Portfolio and Lazard Retirement Emerging Markets Portfolio will change to "Lazard Retirement International Small Cap Equity Portfolio" and "Lazard Retirement Emerging Markets Equity Portfolio."

Dated:	February 26, 2008